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                                                                   EXHIBIT 20.2

PROXY                    PARTECH HOLDINGS CORPORATION                     PROXY
                        3366 RIVERSIDE DRIVE, SUITE 200
                            COLUMBIS, OHIO 43221


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints John E. Rayl as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designed below, all the shares of common stock of Partech Holdings Corporation (the "Company") held on record by the undersigned on May 31, 1994 at the annual meeting of shareholders to be held on July 21, 1994 or any adjournments thereof.

1.      Proposal to approve amendment to Company's Certificate of
        Incorporation.
                     _                    _                      _
                FOR |_|          AGAINST |_|            ABSTAIN |_|


            (Continued and to be signed and dated on the other side.)





THIS PROXY, WHEN PROPERY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1.



                                        ________________________________________
                                                        Signature


                                        ________________________________________
                                                 Signature if held jointly

                                        Dated:____________________________, 1994
                                        Please sign exactly as the name appears
                                        to the left. When shares are held by
                                        joint tenants, both should sign.  When
                                        signing as an attorney, executor,
                                        administrator, trustee, or guardian,
                                        please give full title as such.  If
                                        a corporation, please sign full
                                        corporate name by president or other
                                        authorized officer.  If a partnership,
                                        please sign in partnership name by
                                        authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.